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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  DECEMBER 12, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(d). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On December 12, 2005, Mr. Donald H. Putnam was elected to the board of directors (the "Board") of BKF Capital Group, Inc. (the "Company"). Mr. Putnam is the founder and managing partner of Grail Partners LLC, a private advisory merchant bank specializing in investment management and related businesses. The Board has not yet determined whether Mr. Putnam will serve as a member of any of its committees.



ITEM 8.01     OTHER EVENTS

        On December 12, 2005, the Company issued a press release announcing that Donald H. Putnam was appointed to the Board. The press release is attached hereto as Exhibit 99.1, and is incorporated herein in its entirety by reference.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (c)    EXHIBITS

              EXHIBIT NO.      DESCRIPTION
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                 99.1          Press Release, dated December 12, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   December 16, 2005

                                     BKF CAPITAL GROUP, INC.



                                     By: /s/ Norris Nissim
                                         ---------------------------
                                     Name:  Norris Nissim
                                     Title: Vice President, General
                                            Counsel and Secretary




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                               INDEX TO EXHIBITS



 EXHIBIT NO.       DESCRIPTION
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    99.1           Press Release, dated December 12, 2005.